EXHIBIT 10.15 Lease Agreement dated September, 1998, between the Company and Crossroads of Commerce III, relating to premises at 3501 Algonquin Road, Rolling Meadows, Illinois.







                                       LEASE

                                      BETWEEN

                          DELPHI INFORMATION SYSTEMS, INC.

                                       TENANT

                                        AND

                           LA SALLE NATIONAL BANK, N.A.,
                       as Trustee under Trust Agreement dated
                         August 27, 1982 and known as Trust
                                   Number 105272

                                      LANDLORD












                             CROSSROADS OF COMMERCE III
                             ROLLING MEADOWS, ILLINOIS
                                       60008

LEASE SUMMARY SHEET

DATE OF LEASE:           September         , 1998

TENANT:                  DELPHI INFORMATION SYSTEMS, INC.BROKER:
                         For Landlord - Mark C. Smith, CB Richard Ellis For Tenant - Brian Borkan, BKB CommercialPREMISES
LEASED:                  Entire 5th Floor
                         Rentable Square Feet - 20,686 square feet

COMMENCEMENT DATE:       October 1, 1998

TERMINATION DATE:        September 30, 2003

NET RENT:           For Entire Term:  $1,344,590.04 payable in 60 monthly
                    installments as follows:
                              10/1/98 to 9/30/99 - 12 installments of $20,686.00
                              10/1/99 to 9/30/00 - 12 installments of $21,547.92
                              10/1/00 to 9/30/01 - 12 installments of $22,409.83
                              10/1/01 to 9/30/02 - 12 installments of $23,271.75
                              10/1/02 to 9/30/03 - 12 installments of $24,133.67

ELECTRICITY:             Separately Metered to Tenant

TENANT'S PRO-RATA SHARE
OF ADDITIONAL RENT:      Tenant pays 11.12% of all taxes and operating expenses,
                         in addition to net rent

PERMITTED USES:          General office use

SECURITY DEPOSIT:        None

CANCELLATION RIGHTS:     On 10/1/01 upon payment of $100,000
                         On 10/1/02 upon payment of $50,000
THE  LEASE  SUMMARY  IS  FOR  INFORMATIONAL  PURPOSES  ONLY.   IN  THE  EVENT
ANY INFORMATION ON THE LEASE SUMMARY IS IN CONFLICT WITH ANY PROVISION IN THE LEASE AGREEMENT, THE LEASE AGREEMENT SHALL PREVAIL.

                                  LEASE AGREEMENT

     THIS LEASE AGREEMENT ("Lease") is made and entered into this            day
of September 1998, by and between LA SALLE NATIONAL BANK, N.A., not individually, but as Trustee under Trust Agreement dated August 27, 1982 and known as Trust No. 105272, hereinafter referred to as "Landlord," and DELPHI INFORMATION SYSTEMS, INC., a Delaware Corporation, licensed to do business in the State of Illinois, hereinafter referred to as "Tenant."

     LANDLORD HEREBY LEASES TO TENANT, and Tenant accepts the entire fifth (5th) floor, hereinafter referred to as "Premises," said Premises consisting of 20,686 rentable square feet (which includes a 13% add-on factor), hereinafter referred to as "Rentable Square Feet," situated in that certain office building known as Crossroads of Commerce III, Rolling Meadows, Illinois 60008. Said building is comprised of a total of 195,779 rentable square feet of office space, which together with the land upon which it is located, the walkway, driveway, and parking areas (including those areas conferred by certain easements) are hereinafter collectively referred to as the "Building."

     SECTION 1.  TERM   The term of this Lease shall be sixty (60) months
commencing on October 1, 1998, hereinafter referred to as the "Commencement Date," and shall end on September 30, 2003, hereinafter referred to as the "Termination Date," unless sooner terminated as herein provided, said term of months hereinafter referred to as the "Term."

     SECTION 2.  NET RENT

     A. Tenant agrees to pay to Landlord a consideration of One Million, Three Hundred and Forty Four Thousand, Five Hundred and Ninety and 04/100 Dollars ($1,344,590.04), for the entire Term, hereinafter referred to as "Net Rent", in Sixty (60) monthly installments as hereinafter set forth:

          1. For the twelve (12) month period from October 1, 1998 to September 30, 1999, the Tenant shall pay to the Agent of the Landlord twelve (12) monthly installments of Twenty Thousand, Six Hundred and Eighty Six and 00/100 Dollars ($20,686.00) each ($12.00 per square foot);

          2. For the twelve (12) month period from October 1, 1999 to September 30, 2000, the Tenant shall pay to the Agent of the Landlord twelve (12) monthly installments of Twenty One Thousand, Five Hundred and Forty Seven and 92/100 Dollars ($21,547.92) each ($12.50 per square foot);

          3. For the twelve (12) month period from October 1, 2000 to September 30, 2001, the Tenant shall pay to the Agent of the Landlord twelve (12) monthly installments of Twenty Two Thousand, Four Hundred and Nine and 83/100 Dollars ($22,409.83) each ($13.00 per square foot);

          4. For the twelve (12) month period from October 1, 2001 to September 30, 2002, the Tenant shall pay to the Agent of the Landlord twelve (12) monthly installments of Twenty Three Thousand, Two Hundred and Seventy One and 75/100 Dollars ($23,271.75) each ($13.50 per square foot); and

          5. For the twelve (12) month period from October 1, 2002 to September 30, 2003, the Tenant shall pay to the Agent of the Landlord twelve (12) monthly installments of

          Twenty Four Thousand, One Hundred and Thirty Three and 67/100 Dollars ($24,133.67) each ($14.00 per square foot).

     B. Net Rent and Additional Rent (as hereinafter defined), and other payments reserved and required under this Lease are collectively referred to as the "Rental". Tenant is required to pay Rental to Landlord's agent, Lincoln Atrium Management Company, 59 W. Seegers Road, Arlington Heights, Illinois 60005 ("Agent"), or to such other agent or at such other place as Landlord may from time to time hereafter designate in writing. All Rental, except as otherwise specifically provided or hereafter otherwise designated, shall be made payable as indicated hereinabove without notice or demand, and without abatement, deduction, counterclaim or set off of any kind.

     C. All Rental shall be paid in advance on the first day of each and every calendar month of the Term.

     SECTION 3.  ADDITIONAL RENT   It is mutually understood that the Net Rent
does not include therein the Tenant's share of taxes (as hereinafter defined and referred to as "Taxes") on the Building and operating expenses (as hereinafter defined and referred to as "Operating Expenses"). Commencing on the Commencement Date, the Tenant agrees to pay to Landlord Eleven point Twelve percent (11.12%) ("Tenant's Pro-rata Share") of Taxes and Operating Expenses, which sums are hereinafter collectively referred to as "Additional Rent"), in addition to the Net Rent. The Tenant's Pro-rata Share is calculated by dividing the Rentable Square Feet by 185,990, which is 95% of 195,779, the rentable square feet of the Building. In the event the Building is more than 95% occupied the Tenant's Pro-rata Share shall be recalculated.

     A. Taxes are defined as those taxes levied or assessed against the Building by any lawful authority for each calendar year of the Term, regardless of whether or not the amount assessed or levied is payable in that year or in a subsequent year. Specifically, Taxes shall mean all taxes and assessments, of every kind and nature, special or otherwise, including without limitation, general real property taxes, personal property taxes imposed upon fixtures, machinery, apparatus systems and appurtenances in, upon, or used in connection with the Building or the operation thereof, sewer rents, water rents, special assessments, transit taxes, any tax or excise on Rental, or any other tax (however described) on account of Rental received for use and occupancy of any or all of the Building, whether such Taxes are imposed by the United States, the State of Illinois, the County of Cook, the City of Rolling Meadows (hereinafter referred to as the "City"), or any other governmental authority or agency or political subdivision. There shall also be included in Taxes all reasonable fees and costs including, without limitation, attorneys' fees paid or incurred by Landlord in seeking to obtain a reduction of or a limit on an increase in Taxes or assessment therefor, and objecting to or defending against the levy of same. If at any time during the Term the method of taxation then prevailing shall be altered so that any tax, assessment, levy, imposition, or charge or any part thereof, shall be imposed upon Landlord (or upon the beneficiaries of Landlord) in place, or partly in place, of any such Taxes or increase therein heretofore described in this subparagraph, and/or the same shall be measured by or be based in whole or in part upon the Building or the Rental or other income therefrom, then all such taxes, assessments, impositions, levies, or charges or part thereof shall be included in Taxes, to the extent that such items would be payable if the Building were the only property and/or income of Landlord (or the only property and/or ncome of the beneficiaries of Landlord) subject thereto. Taxes shall not include any Federal, State, or local municipal income taxes, capital stock taxes, or estate or inheritance taxes, other than as specifically provided for above, or penalties or interest on the late payment of installments of Taxes, or late filing of any reports. From time to time, the Landlord, in its reasonable discretion, shall take all reasonable and proper steps and procedures to minimize Taxes, including, but not limited to, the contesting of or objecting to increases of the determination of the fair market value of the Building by the Cook County Assessor for real estate tax purposes and the objecting to the tax rate imposed by the taxing authorities. The Landlord does not warrant that any such steps or procedures will result in the reduction or minimization of Taxes. In the event of a refund of Taxes is received, said sum shall be applied to the reduction of Taxes in the year of receipt.

     B. Operating Expenses are defined as those expenses and costs incurred by or paid on behalf of the Landlord and which, in accordance with generally accepted accounting practice as applied to the operation, repair, management and maintenance of first-class office buildings, amenities and parking areas, are properly charged, expensed or amortized to such ownership, operation, management and maintenance, including but not limited to, window washing, utility charges, parking lot and common area cleaning, office cleaning expenses, elevator repair and maintenance, interior and exterior plant maintenance and landscaping, maintenance and repair, snow removal, lease payments of leased equipment, insurance, wages and other benefits of janitors, security personnel and services, management fees (not to exceed 5% of total rental collected) and expenses including secretarial, engineers and other on-site employees (including without limitation, the amount of any social security taxes, unemployment insurance contributions and fringe benefits), professional fees, and fuel costs. Operating Expenses shall not include: (a) interest and principal payments on mortgages and other debt service and ground lease payments, if any; (b) franchise or income taxes imposed upon Landlord; (c) the cost or fees for any lease, work or service performed in any instance for an individual tenant and not for all tenants in common; (d) capital improvements and replacements as a result of defects in construction or equipment or caused as a result of fire, casualties or the exercise of the right of eminent domain; (e) leasing commissions and costs, (f) attorneys' fees, costs and disbursements and other expenses connected with ownership, organization, partnership or corporate legal expenses incurred for matters not related to the operation of the Building; (g) costs of Landlord for services sold to tenants and for which Landlord is entitled or would ordinarily be entitled to be reimbursed directly by tenants and not chargeable to all tenants as Operating Expenses; (h) depreciation and amortization, except as allowed pursuant to this sub section; (i) fees or other compensation paid to subsidiaries or affiliates of Landlord for services on or to the Building, but only to the extent that the costs of such services exceed competitive costs of services of equal quality and quantity were they not so rendered by a subsidiary or affiliate; (j) any compensation paid to clerks, attendants or other persons in commercial for profit concessions operated by Landlord in the Building; (k) advertising and promotion expenses; (l) wages, salaries or other compensation paid to any executive employees above the grade of Building manager; (m) brokerage commissions, legal costs (including attorneys fees and disbursements) and other costs incurred in connection with the sale of the Building; (n) all capital improvements except to the extent they reduce Operatng Expenses; (o) any expenses for which Landlord is reimbursed by insurance, third parties or otherwise; (p) costs of acquiring or maintaining works of art; and (q) costs, fines, penalties, legal fees or costs of litigation incurred due to late payments of Taxes, utility bills and other costs incurred as a result of Landlord's failure to make such payments when lawfully and rightly due.

     C. The Tenant is required to pay its share of Additional Rent on a monthly basis in installments equal to 1/12th of the Landlord's estimate of the amount due from the Tenant in each calendar year of the Term. As soon as practicable in each year during the Term and in the calendar year next following the year in which this Lease expires, Landlord shall deliver to Tenant a statement, hereinafter referred to as the "Annual Statement," certified by Landlord's chief financial officer to be true and correct, setting forth the amount of Taxes and Operating Expenses paid or incurred by Landlord during the immediately preceding year. The Landlord will endeavor to supply the Annual Statement to the Tenant by October 1st of each calendar year, but failure to supply the Annual Statement by said date shall not affect the rights of the Landlord to receive Additional Rent, or any other sums, due from the Tenant, nor shall the Landlord be prejudiced in any way. Within thirty (30) days after the delivery of the Annual Statement, Tenant shall pay to Landlord in one lump sum, Tenant's Pro-rata Share of any increase in Taxes and Operating Expenses for the immediately preceding calendar year in excess of the previous year's estimate of Taxes and Operating Expenses paid by the Tenant. If the Taxes and Operating Expenses for the immediately preceding calendar year are less than the previous year's estimate paid by Tenant, Landlord shall refund Tenant's Pro-rata Share of such excess within thirty (30) days after the delivery of the Annual Statement. Tenant shall pay, additionally, a lump sum equal to one-twelfth (1/12) of Tenant's annual share of the estimate for then current calendar year's Taxes and Operating Expenses in excess of the previous year's estimate, multiplied by the number of months then elapsed between January 1 of the then current calendar year and the month in which the Annual Statement is delivered to the Tenant. After delivery of the Annual Statement, the monthly installments of Additional Rent due thereafter shall be appropriately increased or decreased to 1/12th of the said current calendar year's estimate. If the Term of this Lease ends on other than the last day of a calendar year, Tenant's share shown on the Annual Statement delivered after the end of the Term shall be prorated and paid as aforesaid.

     D. The Tenant, or its representative, shall have the right to examine and audit the Landlord's books and records with respect only to the items relating to Additional Rent, after providing the Landlord with a prior written notice requesting such examination ("First Exception Notice"), within ninety (90) days following the date of the mailing of the Annual Statement to the Tenant. Such examination or audit shall be made at the Landlord's place of business during normal business hours. Within thirty
     (30) days after the completion of the audit, which must begin within ninety
     (90) days of the First Exception Notice, the Tenant must deliver to the Landlord a written statement setting forth any alleged exceptions to any items or calculations specified in the Annual Statement, stating in particularity the grounds for said exception ("Second Exception Notice"). Failure on the part of the Tenant to serve on the Landlord the First Exception Notice and/or the Second Exception Notice, as provided for hereinabove, all within the time periods specified, shall result in the binding and conclusive presumption of an approval by the Tenant of the computations and charges set forth in the Annual Statement, and such Additional Rent charges shall be considered as final and accepted and binding upon and by the Tenant and may not be contested at any time thereafter. If the audit by the Tenant reveals an overstatement of an amount chargeable to the Tenant as provided in the Annual Statement and the Landlord agrees to such overstatement, the overstatement shall be applied to the succeeding month's Rental, or if the Lease has expired, then such amount shall be paid by the Landlord to the Tenant assuming there are no sums due from the Tenant to the Landlord, or if there are any sums due from the Tenant to the Landlord, then such amount shall be applied to the payment of such sums. In the event the Landlord disagrees as to whether or not there has been an overcharge in Additional Rent, the Tenant can elect to submit the controversy to bining arbitration before the American Arbitration Association, in accordance with the rules then prevailing, within one year after the date of the Annual Statement. Failure to do so will result in a conclusive and final waiver of the Tenant's right to contest the charges set forth in the Annual Statement or in the Second Exception Notice, and such Additional Rent charges shall be considered as final and accepted and binding upon and by the Tenant. Regardless of the provisions set forth in this subparagraph and whether or not the Tenant properly contests any Additional Rent charges in any Annual Statement, the Tenant must pay, when due, all Rental and/or contested Additional Rent charges, subject to its right to secure a refund or credit therefor should the Tenant prevail successfully in any of the procedures set forth herein. In the event the Landlord agrees to an alleged overstatement, or if the court determines there is in fact an overstatement, the Landlord shall pay the Tenant's reasonable legal costs and audit fees; however should the Landlord agreed overstatement be less than three percent (3%) of the total amount due from the Tenant for Additional Rent for the year in question, or should the court determine that there was no overstatement, reasonable legal and audit fees incurred by the Landlord shall be paid by the Tenant to the Landlord.

     E. The provisions of this Section 3. shall survive the termination of this Lease.

     SECTION 4.  SERVICES

     A. Landlord shall furnish the following services, without any additional charges to the Tenant:

          1. Janitorial and Cleaning Services - In and about the Premises and the common areas of the Building on a daily basis, Saturdays, Sundays, and major holidays excepted.

          2. Heating and Air Conditioning - To provide a temperature required, in Landlord's reasonable judgment and consistent with the operation of a first class office building, for comfortable occupancy of the Premises under normal business operations, from 8:00 A. M. to 6:00 P.
          M. Monday through Friday, Saturdays 8:00 A. M. to 2:00 P.M., Sundays and major holidays excepted. If the use of excessive heat-generating equipment by the Tenant in the Premises affects the temperatures otherwise maintained by the air conditioning system for normal business operations, and thereby requires in the reasonable judgment of Landlord the modification of the air conditioning system, including installation of supplementary air conditioning units or diffusers in the Premises, Landlord reserves the right to perform such modification; and all of the cost thereof shall be paid by Tenant to Landlord at the time of completion of such modification.

          3. Water - Water for drinking, lavatory, and toilet purposes in the common areas.

          4.   Elevator Service - Twenty-four (24) hour automatic passenger
          elevator service in common with other tenants.   All freight elevator
          service shall be subject to reasonable scheduling by the Landlord after prior notice to Landlord by Tenant.

          5. Window Washing - Window washing of all windows in the Premises both inside and out, weather permitting, at intervals to be reasonably determined by Landlord.

          6. Parking - Reasonable, safe and adequate outdoor parking facilities for the joint use of all tenants, on a first-come, first-serve basis.

          7.   Landscaping - Landscaping of common areas and interior plantings.

          8. Lighting - Lighting of the parking lot and common areas during appropriate hours depending upon seasons of the year.

          9. Security Services - A card access security system for after-hours security, and a security guard stationed in the first floor lobby area from 6:00 P.M. to 12:00 A.M. on Monday to Friday and from 7:00 A.M. to 3:00 P.M. on Saturday, holidays excepted.

          10. Keys and access cards - Landlord will supply 25 Premises entry keys and access cards on or before the Commencement Date.

     B. Landlord will perform additional services on such terms and conditions as may be mutually agreed upon by Landlord and Tenant. All charges for such additional services shall be due and payable at the same time as the installment of Rental with which they are billed, or if billed separately, shall be payable within thirty (30) days after such billing. In case Tenant fails to pay for any such additional services, Landlord may, without notice to Tenant, discontinue any or all of such additional services.

     C. Unless due to Landlord's negligence, Tenant agrees that Landlord shall not be liable in damages, by abatement of Rental or otherwise, for failure to furnish or delay in furnishing any services itemized above, when such failure or delay in furnishing same is occasioned, in whole or part, by repairs, renewals, replacements, or improvements; or by any strike, lockout or other labor trouble; or by inability to secure electricity, gas, water or other utility; or by any accident or casualty whatsoever; or by the act or default of tenants or other parties; or by any law, order, ordinance, or regulation of any municipal, local, state, or federal government, agency, or authority; and/or by any other causes beyond the reasonable control of Landlord. Nor shall any such discontinuance or such failure or delay of services be deemed to give rise to an eviction, constructive or actual, of Tenant, or give rise to any right on the part of the Tenant to terminate this Lease.

     SECTION 5.  CONSTRUCTION AND ACCEPTANCE OF PREMISES

     A. Within six (6) months from the Commencement Date, the Tenant will submit to the Landlord a detailed plan of the changes and modifications to the Premises it may desire. The Landlord will then retain the architectural firm of Tsolinas/Moreno & Associates, to prepare detailed architectural, engineering, electrical, and mechanical working drawing plans, hereinafter referred to as the "Tenant Plans", for all work requested by the Tenant, said work hereinafter referred to as "Tenant Improvements". The Tenant Plans are subject to the written approval of the Landlord and the Tenant, which both parties agree shall not be unreasonably withheld or delayed. When the Tenant Plans have been fully approved by the Landlord and the Tenant, they will be attached to this Lease, labeled Exhibit A, and made a part hereof as if they were part of this Lease at the time of the execution hereof.

     B. The Landlord agrees to construct the Tenant Improvements and any Additional Tenant Improvements (as defined hereinafter), in accordance with the Tenant Plans and Change Orders (as defined hereinafter), at the sole cost and expense of the Landlord, provided the cost and expense of constructing same does not exceed the sum of One Hundred Thirty Four Thousand Dollars ($134,000), which is based upon Six and 50/100 Dollars ($6.50) per Rentable Square Feet. The fees and costs of Tsolinas/Moreno & Associates shall be considered part of the costs of the Tenant Improvements. The general contractor constructing the Tenant Improvements will be CFM Construction Company. The Landlord agrees that the aggregate of all fees charged by the general contractor for profit, overhead and supervision shall not exceed Fifteen Percent (15%) of the total cost of the Tenant Improvements or the Additional Tenant Improvements.

     C. Any additional work or changes requested by the Tenant and not a part of the originally approved Tenant Plans, shall be set forth in written orders (herein referred to as "Change Orders"), detailing the additional work or changes and the cost and expense (and/or credits, if any) thereof. All approved additional work and changes shall be referred to herein as "Additional Tenant Improvements". All Change Orders must be signed and approved by both the Tenant and Landlord.

     D. In the event the total costs of the Tenant Improvements and Additional Tenant Improvements are in excess of One Hundred Thirty Four Thousand Dollars ($134,000), said excess shall hereinafter be referred to "Tenant's Share of Tenant Improvements", and shall be paid to the Landlord by the Tenant upon the determination of the actual aggregate costs. In the event the costs of the Tenant Improvements and the Additional Tenant Improvements do not exceed One Hundred Thirty Four Thousand Dollars ($134,000), the Tenant shall not be entitled to the said savings in an abatement of Rental nor in any other payment or compensation.

     E. When the Tenant Improvements and/or Additional Tenant Improvements are Substantially Complete, the Landlord shall so notify the Tenant in writing. Not later than five (5) business days thereafter, the Tenant agrees to inspect the Premises with the Landlord. Should the inspection reveal that certain items of Tenant Improvements have not been completed or are not in compliance with the Tenant Plans, a written statement will jointly be prepared, and agreed to by both Landlord and Tenant, setting forth such items, which statement is hereinafter referred to as the "Punch List". The Landlord agrees to promptly complete and remedy the Punch List items. By occupying the Premises, the Tenant formally accepts and acknowledges that the Premises are in a condition complying with all of Landlord's covenants hereunder, with the exception of those items, if any, on the Punch List and any latent defects.

     F. No promise of the Landlord to alter, remodel or improve the Premises or the Building, and no representation respecting the condition of the Premises or the Building has been made by the Landlord to the Tenant unless the same is contained herein or made a part hereof.

     G. The construction and installation of all Tenant Improvements and Additional Tenant Improvements shall be subject to the approval of the Village of Rolling Meadows, and any other governmental authority having jurisdiction thereof.

     H. The Landlord warrants that its contractors have not nor will they use asbestos materials in the construction of the Building or the Tenant Improvements.

     I. All work by Landlord and its contractors in constructing the Tenant Improvements shall conform to all applicable building codes and shall be of first class quality and workmanship.

     J. In the event the Tenant fails to submit detailed plans to the Landlord for its desired Tenant Improvements within six (6) months from the Commencement Date, the requirement on the part of the Landlord to pay for the Tenant Improvements shall cease and no longer be of any force and effect.

     SECTION 6. USE Tenant shall use and occupy the Premises only for general office use and for no other purpose without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed. Tenant's use of the Premises shall at all times be in a high grade and reputable manner and conform to all applicable laws, ordinances, regulations, and codes promulgated by any and all governmental bodies and to the requirements of any applicable fire rating bureau or other body exercising similar functions.

     SECTION 7. REPAIRS Tenant will, at its own expense, keep the Premises in good order, repair and tenantable condition at all times during the Term of this Lease. Except for repairs and restorations that may be required to be made by Landlord pursuant to the provisions of this Lease or for repairs and replacements covered by Landlord's insurance, Tenant shall promptly and adequately repair all damages to the Premises and replace or repair all damaged or broken glass, fixtures, and appurtenances. If the Tenant does not do so, Landlord may, after giving Tenant written notice, but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof plus ten percent (10%) within thirty (30) days thereafter. Landlord may enter the Premises at all reasonable times to make such repairs and replacements after giving the Tenant reasonable notice. Landlord agrees to keep and maintain the Building in a first-class operating condition and in compliance with all applicable laws, ordinances, rules and regulations.

     SECTION 8.  TENANT ALTERATIONS   After the Commencement Date and occupancy
of the Premises, Tenant shall not make installations, alterations or additions in or to the Premises without submitting plans and specifications therefor to Landlord and securing the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld. In the event the costs of the installations, alterations or additions do not exceed Ten Thousand Dollars ($10,000), and does not involve the Building's structure or systems, the Tenant does not have to obtain the prior written consent of the Landlord, however it must notify the Landlord of its intentions, submit to the Landlord its plans and specifications, and follow all other requirements and procedures provided for the Section 8. All such installations, alterations or additions shall shall be done at the sole cost, risk and responsibility of Tenant. Prior to letting of contracts, Tenant shall submit to Landlord copies of contracts and necessary permits, building permits, certificates of appropriate insurance, names of Tenant's contractors, amounts of the contracts with each of Tenant's contractors, and adequate guarantees (in the sole discretion of the Landlord) which will insure the payment of Tenant's contractors and/or subcontractors upon completion of their work, and comply with such other requirements related to the work as Landlord may impose. All installations, alterations and additions shall be constructed in a good and workmanlike manner with only good grades of materials equivalent to or better than Building standards, and shall comply with all insurance requirements and with all ordinances and regulations of the City and all other applicable governmental bodies having jurisdiction thereof. The Tenant agrees to hold Landlord harmless from all claims, costs, damages, liabilities, and expenses which may arise or be connected in any way with the work. All alterations, improvements, and additions made by Tenant in or upon the Premises shall, unlss Landlord requests their removal at the time of approval, become Landlord's property and shall remain upon the Premises at the termination of this Lease by lapse of time or otherwise, without compensation to Tenant, unless such improvements are by their nature removable such as removable cubicles. Nothing herein shall give Landlord any interest in Tenant's office furniture and equipment, which shall remain the property of the Tenant subject to the provisions of Section 23. hereinafter. Tenant is permitted to install a security alarm system in the Premises, and to remove same upon the end of the Term.

     SECTION 9.  COVENANT AGAINST LIENS   Tenant covenants and agrees not to
permit any lien of mechanics or materialmen to be placed against the Building or any part thereof, and, in case of any such lien attaching, to immediately pay off and remove the same. Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law, or otherwise, to attach to or be placed upon the Building or any part thereof. In the event of a lien being placed against the Building, Tenant shall have the right to contest such lien provided it gives the Landlord security, adequate in Landlord's sole discretion, to insure payment thereof. Adequate security is defined as a deposit of monies by the Tenant with the Landlord equal to one hundred and fifty percent (150%) of the amount of said lien, to be held by the Landlord without obligation for payment of interest thereon to Tenant, or in lieu of a deposit of monies, a bond or letter of credit equal to one hundred and fifty percent (150%) of the amount of said lien, the terms of which shall be satisfactory to the Landlord. The deposit, the bond or letter of credit ("Security") will be returned to the Tenant, less reasonable attorneys fees and other costs incurred by the Landlord and less any Rental due from the Tenant, if any, when the Landlord receives satisfactory evidence that the Building has been fully and completely released from the lien. The Landlord shall have the right to apply the Security to the payment and release of the lien at any time it determines or finds, in its sole and exclusive discretion, that (i) the Tenant is not diligently contesting the claim, or (ii) a court or arbitrator determines the lien is valid, even though the Tenant may have appealed, or intends to appeal, such court order or award, (iii) the lien holder initiates foreclosure proceedings against the Building, or (iv) a period of three hundred and sixty-five (365) days have expired since the date of said lien without release or adjudication thereof. Any funds remaining from the Security after payment of the lien, shall first be applied to the payment of Landlord's attorneys fees and other costs incurred as a result of this matter, then to the payment of any Rental due from the Tenant to the Landlord, if any, and the balance, if any, shall be paid to the Tenant within thirty (30) days after the date of the release of the lien.

     SECTION 10.  WAIVER OF CLAIMS   To the extent not expressly prohibited by
law, Tenant hereby waives all rights to recover from Landlord, Landlord's Beneficiaries, and their officers, agents, servants, employees, and mortgagees, for any damage or injury either to person or property sustained by Tenant or by other persons, due to the Building or the Premises becoming out of repair, or due to the happening of any accident or occurrence in or about the Building or the Premises or any part thereof, unless such damage or injury was caused by the negligence or wrongful intentional acts of the Landlord, its employees or agents. This provision shall apply particularly (but not exclusively) to damage caused by fire, water, snow, frost, steam, sewage, gas, sewer gas or odors, or by the bursting or leaking of pipes (including the sprinkler systems), faucets and plumbing fixtures. Tenant further agrees that all of its personal property and fixtures installed upon the Premises shall be there at the risk of Tenant only and that Landlord shall not be liable for any damage thereto or theft thereof, unless the Landlord caused the damage or loss on account of its negligent or intentional acts.

     SECTION 11.  PARKING AREA   Tenant and its officers, employees, agents,
customers, and invitees shall have the nonexclusive right in common with Landlord and all others to whom Landlord has or may hereafter grant rights to use the parking areas of the Building; subject to such rules and regulations, including reserved parking, as Landlord may from time to time impose; however, in no event shall the Tenant be charged any sums of money for the privilege and right to use the said parking facilities. Tenant agrees to abide by all rules and regulations and to use its best efforts to cause its officers, employees, agents, customers, and invitees to conform thereto. Landlord may at any time close temporarily any part of the parking area to make repairs or changes to prevent the acquisition of public rights in such area or to discourage non-customers' parking, and may do such other acts in and to the parking area as in its judgment may be desirable to improve the convenience thereof, so long as Tenant will still have adequate parking available for its use. Tenant shall not at any time interfere with the rights of Landlord and other tenants, their concessionaires, officers, employees, agents, customers, and invitees to use any part of the parking areas.

     SECTION 12.  RIGHTS RESERVED BY LANDLORD   Landlord shall have the
following rights, exercisable with reasonable notice (except said rights may be exercised without notice in emergency situations) and without liability to Tenant for damage or injury to property, person, or business, and without effecting an eviction, constructive or actual, or giving rise to claim for set-off or abatement of Rental; however in exercising all such rights, the Landlord shall use reasonable efforts to minimize interference with the Tenant's conduct of business at the Premises:

     A. To change the Building's name, provided thirty (30) days prior written notice is given to Tenant, however the new name will not be a software company that is a direct competitor of the Tenant;

     B. To install, affix, and maintain any and all signs on the exterior and/or interior of the Building and in the parking areas;

     C. To show the Premises to prospective tenants at reasonable hours during the last three (3) months of the Term;

     D. To decorate or to make repairs, alterations, additions, or improvements, whether structural or otherwise, in and about the Building, or any part thereof, which Landlord may deem necessary or which may be required by the City or by any other governmental agency having jurisdiction over the Building; and for such purposes to enter upon the Premises and, during the continuance of any said work, to temporarily close doors, entryways, public space, and corridors in the Building and to interrupt or temporarily suspend Building services and facilities, provided that Landlord will at all times use its best efforts to maintain reasonable accessibility to the Premises, and to minimize any disruption of Tenant's business. The Landlord shall give the Tenant reasonable advance notice (at least 24 hours, which notice may be oral) of any required entry; however in the event of a serious emergency, in the Landlord's discretion, advance notice shall not have to be given;

     E. To grant to anyone the exclusive right and privilege to conduct any business in the Building, and such exclusive right and privilege will be binding upon Tenant, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted in Section 6 above;

     F. To approve the weight, size, and location of safes, printing machinery, computers, and other heavy equipment and articles in and about the Premises and the Building and to require all such items and furniture and similar items to be moved into and/or out of the Building and Premises only at such times and in such manner as Landlord shall direct in writing. Movements of Tenant's property into or out of the Building and within the Building are entirely at the risk and responsibility of Tenant, and Landlord reserves the right to require permits before allowing any such property to be moved into or out of the Building;

     G. To close the Building after the regular working hours and on Saturdays, Sundays, and legal holidays, subject however, to Tenant's right to admittance under such regulations as Landlord may prescribe from time to time, which may include by way of example but not of limitation, that persons entering or leaving the Building identify themselves to a watchman, by registration or otherwise, and that said persons establish their right to enter or leave the Building;

     H.   To have pass keys to the Premises; and

     I. To establish reasonable controls and rules for the movement of packages, supplies, and all property in and out of the Building to insure the proper maintenance, management, and security of the Building.

     SECTION 13.  TENANT COVENANTS   Tenant agrees to observe the following
covenants and to comply with all existing rules and regulations and those reasonable rules and regulations that Landlord may hereafter from time to time make for the Building; however, it is agreed by the Tenant that the Landlord shall not be liable in any way for any damage caused to it or its invitees or employees, by the nonobservance by any of the other tenants of such similar covenants in their leases or of rules and regulations provided for herein or in other leases:

     A. Tenant shall occupy and use the Premises during the Term hereof for the purpose specified in Section 6. above and none other, and shall not conduct itself, or permit its agents, employees or invitees to conduct themselves, in the Premises or in the Building, in a manner inconsistent with the character of the Building as an office building of the highest class, or interfere with the comfort or convenience of other tenants;

     B. Tenant shall not, without the prior written consent of Landlord, exhibit, sell, or offer for sale on the Premises or in the Building any article or thing except those articles and things essentially connected with the stated use of the Premises by Tenant as set forth in Section 6 above;

     C. Tenant will not make or permit to be made any use of the Premises which, directly or indirectly, is forbidden by public law, ordinance, or governmental regulation;

     D. Tenant shall not sell or offer to sell or permit to be sold or offered for sale in the Premises any alcoholic or other intoxicating beverage;

     E. Tenant shall not display, inscribe, print, paint, maintain, or affix on any place in or about the Building (or the parking lot or landscaped area of the Building) any sign, notice, legend, direction, figure, or advertisement, except on the doors of the Premises and on the Directory Boards, and then only such name or names and matter, and in such color, size, style, place, and materials, as shall first have been approved in writing by Landlord; however this provision shall not restrict the Tenant from including its name on any directory or suite signage, and does not apply to signs within the Premises;

     F. Tenant shall not advertise the business, profession, or activities of Tenant conducted in the Building in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining to such business, profession, or activities, and shall not use the name of the Building for any purposes other than that of the business address of Tenant, and Tenant shall never use any picture or likeness of the Building in any circulars, notices, advertisements, or correspondence without Landlord's prior written consent;

     G. Tenant shall not obstruct or use for storage or for any purpose other than ingress and egress, the common and/or public areas of the Building;

     H. No additional locks or similar devices shall be attached to any door in the Premises or the Building without Landlord's prior written consent and only upon the condition that Landlord shall have the keys to or combination of such additional locks or devices;

     I. No keys for any door other than those provided by Landlord shall be made by Tenant; if more than twenty five keys for the entry door are desired, Landlord will provide the same to the Tenant at the Tenant's cost;

     J. Upon termination of this Lease or of Tenant's possession of the Premises, Tenant shall surrender all keys and entry cards to the Premises and the Building;

     K. Tenant shall not install or operate any steam or internal combustion engine, boiler, pressure vessel, machinery, refrigerating, or heating device (except for kitchen appliances customarily used in offices), or air conditioning apparatus in or about the Premises, or carry on any mechanical business therein, or use the Premises for housing accommodations or lodging or sleeping purposes, or do any cooking therein, or use any illumination other than electric light, or use or permit to be brought into the Building any flammable oils or fluids such as gasoline, kerosene, naphtha and benzine, or any explosive, radioactive materials, or other articles hazardous to life, limb, or property;

     L. Tenant shall not do or permit anything to be done, or keep or permit anything to be kept, in the Premises which would increase the fire or other casualty insurance rate on the Building, or which would result in the Landlord's insurance companies refusing to insure the Building in amounts reasonably satisfactory to Landlord;

     M. In the event that any use of the Premises by Tenant increases the cost of insurance, Tenant shall pay such increased cost to Landlord on demand, but such demand or acceptance of such payment shall not be construed as a consent by Landlord to Tenant's such use, or limit Landlord's further remedies under this Lease;

     N. Tenant shall cooperate fully with Landlord to assure the effective operation of the Building's air conditioning, heating, and ventilating systems;

     O. Landlord reserves the right to require that any alterations or additions done by the Tenant be done using Landlord's designated contractors or contractors approved by Landlord, provided such contractors are market competitive;

     P. Tenant shall not use lamps in the ceiling light fixtures or window coverings of a color or style other than that approved in advance in writing by Landlord or managing agent;

     Q. The color of all paint and other decorating materials used by Tenant on those portions of the Premises which are visible to the exterior shall be approved in writing in advance by Landlord;

     R. Tenant will not install on the windows facing the exterior or the interior lobby any window coverings without the prior written consent of Landlord;

     S. Tenant shall keep the doors to the corridors closed except when in use for ingress and egress, and Tenant shall not place or allow anything to be placed against or near the doors to the corridors which may diminish the light in or be unsightly from the corridors;

     T. Tenant shall not hang drapes, blinds, or other window treatments except in a color, style, and manner approved by Landlord;

     U. Tenant shall not bring or permit to be in the Building any bicycle or other vehicle, or dog (except in the company of a blind person), or other animal or bird;

     V. Tenant shall not make or permit any noise, vibration, or odor to emanate from the Premises;

     W. Tenant shall not do anything therein tending to create or maintain a nuisance;

     X. Tenant shall not disturb, solicit, or canvass any occupant of the Building;

     Y. Tenant shall not do any act tending to injure the reputation of the Building; and/or

     Z. Tenant represents, warrants, and covenants to Landlord that Tenant shall at no time (a) use or permit the use of the Premises and/or the Building for the generation, manufacture, production, storage, release, discharge, or disposal of Hazardous Materials (as hereinafter defined) except in accordance with Environmental Regulations (as hereinafter defined); or (b) to transport Hazardous Materials to or from the Premises, except in accordance with Environmental Regulations; or (c) perform any act or action whatsoever which violates any Environmental Regulations; and/or
     (d) allow or permit any other person or entity to do any of the above:

          1. The term "Hazardous Materials" is defined as and includes, without limitation, any flammable explosives, radioactive materials, asbestos and asbestos containing materials, hazardous wastes, hazardous or toxic substances, or related materials defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Sections 6901, et seq.), and in the regulations adopted and publications promulgated pursuant thereto, or any other federal, state, or local environmental laws, ordinances, rules, or regulations dealing with hazardous materials, excluding customary general office and cleaning supplies.

          2. The term "Environmental Regulations" is defined as all federal, state, and local laws, including all zoning laws or ordinances, and all regulations, codes, requirements, public and private land use restrictions, rules and orders which relate to or govern Hazardous Materials, and/or the environmental conditions in, on, under, or about the Premises or the Building, in force at the time of the execution of the Lease and at any time during the Term.

     SECTION 14.  UTILITY SERVICES AND MAINTENANCE

     A. The Tenant shall be responsible for and shall pay for utility costs incurred in connection with lighting, telephone and data, machinery, office machines and equipment, and all other devices used by Tenant in the operation of the Premises and the business of the Tenant (other than for heating and air-conditioning which is paid by the Landlord). Such utility costs shall be separately metered to the Tenant, and Tenant agrees to pay such cost promptly.

     B. Tenant shall make arrangements directly with the telephone company servicing the Building for such telephone and data service to the Premises as may be desired by Tenant, and Tenant shall pay the entire cost thereof.

     C. If Tenant desires telegraphic, fiber optic, computer data, fax, telephonic, burglar alarm, or signal service (which services shall be at Tenant's sole expense), Landlord shall, upon request, and within ten (10) working days of such request, direct where and how all connections and wiring for such service shall be introduced and run. In the absence of such directions, Tenant shall make no borings, cuttings, or install any wires or cables in or about the Premises.

     D. Unless due to Landlord's negligence, Tenant covenants and agrees that Landlord shall in no event be liable or responsible to Tenant for any loss, damage, or expense which Tenant may sustain or incur if either the quality or character of electrical service is changed or if it is no longer suitable for Tenant's requirements. Tenant covenants and agrees that at all times its use of electric current shall never exceed its allocable portion of the capacity of existing feeders to the Building or the Premises or wiring or installation; and also that it shall make no alterations or additions to the electric service or wiring to the Premises without the prior written consent of the Landlord in each instance, which consent shall not be unreasonably withheld.

     SECTION 15. QUIET ENJOYMENT Landlord represents that it has full power and authority to enter into this Lease. Provided Tenant performs and observes all terms, conditions and agreements herein contained, Tenant shall have the quiet possession of the Premises during the full Term of this Lease, including any extension thereof.

     SECTION 16.  INDEMNITY

     A. Tenant agrees to protect, indemnify, and save harmless the Landlord, the Landlord's beneficiaries, their mortgagees, agents, tenants, servants, contractors and employees, from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs, or expenses (including without limitation reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against Landlord by reason of (a) any accident, bodily injury to or death of persons or loss of or damage to property occurring on or about the Building and the Premises or any part thereof, and alleged to be due to any act or failure to act or any negligence or default under this Lease by Tenant, its contractors, agents, servants, and employees; (b) any failure on the part of Tenant to perform or comply with any of the terms of this Lease; and/or (c) any performance by or for the Tenant of any labor or services or the furnishing by or for the Tenant of any materials or any property in respect to the Building and/or the Premises or any part thereof. Excluded from this indemnity are any claims resulting from the negligent or intentional acts of the Landlord, the Landlord's beneficiaries, their mortgagees, agents, tenants, servants, contractors or employees. In case any action, suit, or proceeding is brought against the Landlord, the Landlord's beneficiaries, their mortgagees, agents, tenants, servants, contractors or employees by reason of any such occurrences, Tenant will, at Tenant's sole expense, resist and defend such action, suit, or proceeding, by legal counsel, the choice of whom shall be subject to the Landlord's reasonable written approval.

     B.   Landlord agrees to protect, indemnify, and save harmless the Tenant,
     its    agents, employees and contractors, from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs, or expenses (including without limitation reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against Tenant by reason of (a) any accident, bodily injury to or death of persons or loss of or damage to property occurring on or about the Building and the Premises or any part thereof, and alleged to be due to any act or failure to act or any negligence or default under this Lease by Landlord, its contractors, agents, servants, and employees; (b) any failure on the part of Landlord to perform or comply with any of the terms of this Lease; and/or (c) any performance by or for the Landlord of any labor or services or the furnishing by or for the Landlord of any materials or any property in respect to the Building and/or the Premises or any part thereof. Excluded from this indemnity are any claims resulting from the negligent or intentional acts of the Tenant, its agents, employees and contractors. In case any action, suit, or proceeding is brought against the Tenant, its agents, employees and contractors by reason of any such occurrences, Landlord will, at Landlord's sole expense, resist and defend such action, suit, or proceeding, by legal counsel, the choice of whom shall be subject to the Tenant's reasonable written approval.

     SECTION 17.  INSURANCE

     A. Tenant shall procure and maintain at its own cost policies of commercial general liability insurance insuring Landlord, the Landlord's beneficiaries, the Agent, their mortgagees, agents, servants, and employees from the following:

          1. From all claims, demands, liabilities, lawsuits or actions for bodily injury or death to any persons in an amount of not less than Two Million Dollars ($2,000,000), and for damage to property in an amount of not less than One Million Dollars ($1,000,000), made by or on behalf of any person or persons, firm, entity, or corporation, arising from, related to, or connected with the Tenant, its operations, and/or the Premises; and

          2. Said insurance shall also fully insure for the claims covered by the indemnity provided for in Section 16. herein above.

     The insurance shall be placed with companies, and in form and substance, reasonably satisfactory to Landlord and the mortgagees of Landlord. Said insurance shall not be subject to cancellation except after at least thirty
     (30) days prior written notice to Landlord and/or the Landlord's mortgagees. Certificates of insurance reasonably satisfactory to Landlord, together with satisfactory evidence of payment of the premiums therefor, must be delivered to Landlord prior to the Commencement Date, and thirty
     (30) days prior to the end of the term of each such coverage.

     B. Landlord will obtain insurance policies covering the Building for public liability and fire, sprinkler leakage, malicious mischief, vandalism, and other extended coverage perils, for the full insurable replacement value of the Premises, the cost of which is an Operating Expense, in accordance with Section 3. hereinabove.

     SECTION 18.  ASSIGNMENT AND SUBLETTING   Tenant shall not assign nor in any
other way transfer this Lease or any interest therein, nor sublet the Premises or any part or parts thereof, nor permit occupancy by anyone other than the Tenant, without the previous written consent of the Landlord, which consent shall not be unreasonably withheld or delayed. The Landlord may grant its
consent, provided the Landlord determines the        proposed assignee or
sublessee is reasonably reputable and in the case of an assignee only is as financially responsible as the Tenant. In order for Landlord to consider said assignment or sublease, the Tenant shall provide the following:

     A. The Tenant shall give the Landlord a notice of its intention to assign or sublet ("Notice to Sublease"), which notice shall include reliable information, including, but not limited to, the name of the proposed assignee or sublessee, its financial responsibility evidenced by financial statements and credit reports, its reputation, a description of its business activities, and specific terms as to the assignment or sublease agreement, including rental, term, and the date when the assignment or sublease is to take effect. The Tenant shall comply with all reasonable requests of the Landlord for additional information.

     B. Within ten (10) business days from the date of the receipt by the Landlord of the Notice to Sublease, or the additional information requested by Landlord, if any, whichever date is later, the Landlord shall give its consent or denial, in writing. Provided the Landlord consented to the assignment or sublet, such consent shall be conditioned upon the delivery to the Landlord, within ten (10) business days after such consent, of the following documents:

          1. Four executed copies of the assignment which shall include an assumption by the assignee, from and after the effective date of the assignment, of the performance and observance of those covenants and conditions contained in this Lease to be performed and observed by the Tenant. The substance and form of the assignment agreement shall be subject to the Landlord's reasonable approval.

          2. Should a sublease be involved, four executed copies of the sublease agreement, which shall include an agreement on the part of the subtenant to be obligated, from and after the effective date of the sublease, to the performance and observance of the covenants and conditions contained in this Lease to be performed and observed by the Tenant. The substance and form of such sublease agreement shall be subject to the Landlord's reasonable approval.

     C. Consent by the Landlord to one or more assignments or subletting of this Lease shall not operate as a waiver of Landlord's rights as to any subsequent assignments or subletting.

     D. Any consented assignment or sublease shall in no way release the Tenant of any of its obligations and covenants under this Lease, nor should said assignment or sublease be construed or taken as a waiver of any of the Landlord's rights or remedies hereunder against or as relating to the Tenant.

     E. In the event the terms of the assignment or sublease provide for an increase in rental in excess of the Rental provided for herein, or in the event the Tenant receives a bonus or other considerations from the assignee or subtenant in consideration of said assignment or sublease, after deducting the reasonable costs of both the Landlord and the Tenant of the assignment or sublease, including but not limited to tenant improvements, leasing commissions, free rent, advertising expenses and legal expenses, such increased Rental, bonus, or other considerations shall be paid to the Landlord.

     F. To the extent allowed by law, the Tenant's interest in this Lease shall not pass to any trustee or receiver in bankruptcy, or any assignee for the benefit of creditors or any other third party by operation of law.

     G. Tenant shall pay to Landlord a reasonable fee for processing and review of all sublease and/or assignment documents, whether or not said sublease and/or assignment is actually executed by all parties, however such fee shall not exceed five hundred dollars ($500) for each sublease and/or assignment.

     H. Notwithstanding any provisions in this Section to the contrary, Tenant may assign this Lease or sublet the Premises or any portion thereof, without Landlord's consent and without extending any recapture or termination option to Landlord and without losing any other option or right granted to Tenant under this Lease, to any corporation which controls, or is controlled by or is under common control with the Tenant, or to any person or entity which acquires all the assets of the Tenant's business as a going concern, or to an entity into which the Tenant merges or with which it is consolidated, provided (i) the assignee or sublessee assumes, in full, the obligations of Tenant under this Lease, (ii) Tenant remains fully liable under this Lease, (iii) the use of the Premises remains unchanged, and (iv) the Tenant gives written notice to the Landlord of the assignment or sublease.

     SECTION 19.  FIRE AND CASUALTY   If the Premises and/or the Building shall
be damaged or destroyed by fire or other casualty, and if it appears that the Premises and/or the Building may be repaired or restored within one hundred eighty (180) days after such damage, and provided the Landlord's mortgagees allow sufficient insurance proceeds for the cost of said repair or restoration, the Landlord shall commence to repair or restore the Premises and/or the Building as soon as reasonably possible and diligently complete said repairs and restoration with reasonable promptness. Notwithstanding anything to the contrary herein contained, Landlord shall have no duty pursuant to this Section
19. to repair or restore any portion of the alterations, additions, or improvements in the Premises or the decorations thereto, except to the extent that same were provided by Landlord at Landlord's cost, i.e., the Tenant Improvements. If Tenant wants any other or additional repairs, restorations, additions, or alterations, and if Landlord consents thereto, the same shall be done by Landlord at the Tenant's expense. If the damage renders the Premises untenantable in whole or in part and it cannot reasonably be repaired or restored within one hundred eighty (180) days after the damage, or if Landlord elects to demolish the Building or cease its operation, then Landlord shall have the right to cancel and terminate this Lease as of the date of such damage by giving written notice to Tenant at any time within sixty (60) days after such damage shall have occurred. If the damage had not been caused by the intentional act or neglect of the Tenant, and if this Lease was not cancelled or terminated in accordance with the provisions in this Section 19., then Rental shall abate during the period beginning with the date of such damage and ending with the date when the Premises and/or the Building are again rendered tenantable; however such abatement shall be limited to the ratio that the untenantable portion of the Premises bears to the entirePremises, should only a portion of the Premises be untenantable. In the event the Premises is not restored or repaired within one hundred and eighty (180) days, the Tenant shall have the right to terminate the Lease upon notice to the Landlord. Should the damage be caused by the intentional or wilful acts of the Tenant or its agents or employees, Rental shall not abate nor shall the Tenant have a right to cancel this Lease, and the Tenant shall continue to be liable therefor regardless that the Premises may not be habitable.

     SECTION 20.  MUTUAL WAIVER OF SUBROGATION RIGHTS   Whenever any loss, cost,
damage or expense resulting from fire, explosion, or any other casualty or occurrence is incurred by either of the parties to this Lease in connection with the Premises, and such party is then covered in whole or in part by valid and collectible fire and extended coverage insurance with respect to such loss, cost, damage, or expense, then the parties so insured hereby release the other party from any liability it may have on account of such loss, cost, damage or expense to the extent of any amount recovered by reason of such insurance and waives any right to subrogation which might otherwise exist in or accrue to any person on account thereof, provided that such release of liability and waiver of the right of subrogation shall not be operative in any case where the effect thereof is to invalidate such insurance coverage or increase the cost thereof (provided that in the case of increased cost, the other party shall have the right, within thirty (30) days following written notice from the other, to pay such increased cost, thereupon keeping this release and waiver in full force and effect).

SECTION 21.  EMINENT DOMAIN

     A. In the event that the entire or a substantial part of the Premises shall be condemned or taken in any manner for any public or quasi-public use, and as a result thereof the Premises cannot be used for the same purpose as prior to such taking, this Lease and the Term shall cease and terminate as of the date possession is taken. For purposes of this Section, the phrase "substantial part of the Premises" is defined as and is understood to mean "more than twenty-five percent (25%) of the Premises."

     B. If less than a substantial part of the Premises shall be so condemned or taken, and after such taking the Premises can be used for the same purpose as prior thereto, the Term shall cease only on the part so taken, as of the date possession shall be taken by such public authority, and Tenant shall pay full Rental up to that date (with appropriate refund by Landlord of such Rental as may have been paid in advance for any period subsequent to the date possession is taken) and thereafter the Rental shall be equitably adjusted. Landlord shall, at its expense, make all necessary repairs or alterations to the Building and/or the Premises so as to constitute the remaining Building and/or Premises a complete architectural unit, provided that Landlord shall not be obligated to undertake any such repairs and alterations if the cost thereof exceeds the award resulting from such taking.

     C. If part of the Building or any adjacent property or street shall be condemned by a public or quasi-public authority, and in the reasonable opinion of the Landlord, the Building should be demolished or restored in such a way as to alter the Premises materially, Landlord may terminate this Lease and the Term shall expire on the date specified in the notice of termination as fully and completely as if such date was the Termination Date, and the Rental hereunder shall be apportioned as of such date.

     D. All damages awarded for any taking by a public authority under the power of eminent domain, whether for the whole or a part of the Premises and/or the Building, shall be the property of Landlord, whether such damages shall be awarded as compensation for diminution in value of the leasehold or to the fee of the Building, provided however the Tenant shall be entitled to an award and reimbursement for relocation expenses and business interruption, provided the award to the Landlord is not diminished or reduced in any way.

     SECTION 22.  DEFAULTS

     A. Any one (1) or more of the following events shall be considered an event of default, hereinafter referred to as "Event of Default":

          1. Tenant shall be adjudged an involuntary bankrupt, or a decree or order is entered approving a reorganization of Tenant, under the Federal bankruptcy or insolvency laws, or under the laws of any State, or any laws relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangements, composition, or extension, and any such adjudication, decree, judgment or order shall not have been vacated or stayed or set aside within ninety (90) days from the date of the entry or granting thereof; or

          2. A involuntary decree or order appointing a receiver of the property of Tenant shall be entered by a court of competent jurisdiction, and such decree or order shall not have been vacated or set aside within ninety (90) days from the date of entry or granting thereof; or

          3. Tenant shall file a petition in bankruptcy, or Tenant shall institute any proceedings or shall give its consent to the institution of any proceedings for any relief of Tenant under any Federal bankruptcy or insolvency laws, or under the laws of any state, or any laws relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangements, composition, or extension; or

          4. Tenant shall make any assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver for Tenant or any of the property of Tenant; or

          5. The Premises are levied upon by any federal, state or municipal revenue officer or similar officer, and such levy shall not have been vacated or stayed or set aside within ninety (90) days from the date of the entry or granting thereof; or

          6. Tenant shall fail to pay any installment of Rental or other sums required to be paid by Tenant hereunder when due as herein provided, and such default shall continue for ten (10) business days after notice thereof in writing by Landlord to Tenant; or

          7. A lien is filed or served on or against the Building and/or the Premises, which lien allegedly arose as a result of actions or actions of the Tenant, and such lien is not released to the sole satisfaction of the Landlord, within ninety (90) days from the date of the said lien; or if the Tenant seeks to contest the lien, it does not, within the sole discretion and judgement of the Landlord, fully comply with the provisions of Section 9 hereinabove; or

          8. Tenant shall fail to keep, observe, or perform any of the other covenants and agreements herein contained to be kept, observed, and performed by Tenant, and such failure shall continue for thirty (30) days after notice thereof in writing to Tenant; provided, however, should remedial activity on the part of the Tenant reasonably require a period in excess of the said thirty (30) days, the Tenant shall not be considered to have committed an Event of Default provided it diligently pursues said remedial activity for a reasonable period of time as may be required, however, in no event shall said reasonable period of time exceed sixty (60) days.

     B. Upon the occurrence of any one (1) or more of the above Events of Default and after the expiration of any cure period provided, then upon written notice from Landlord to Tenant, the Landlord may elect to either
     (a) terminate the Lease, or (b) terminate the rights of the Tenant to possession of the Premises only without terminating the Lease. Upon either termination of the Lease or upon termination of the Tenant's right to possession of the Premises without termination of the Lease, Tenant shall surrender possession and vacate the Premises immediately and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord the full and free right, without further demand or notice of any kind to Tenant, to enter into and upon the Premises, with due process of law if necessary, and to repossess the Premises as Landlord's former estate and to expel or remove Tenant and any others who may be occupying the Premises, and remove Tenant's personal property, signs, and other evidences of tenancy, without being deemed in any manner guilty of trespass, eviction, or forcible entry or detainer, without incurring any liability for any damage resulting therefrom, and without relinquishing Landlord's rights to Rental for the entire balance of the Term, or from any other obligations under this Lease, or any other right given to Landlord by operation of law.

     C. Upon termination of the Lease, Landlord shall be entitled to receive as damages (a) all Rental and other sums due and payable by Tenant on the date of the termination, plus (b) the present value of the Rental and other sums provided herein to be paid by Tenant for the rest of the Term based upon a discount rate of the then current prime rate of interest from time to time charged by the First National Bank of Chicago per annum less the present value of the fair market rental for the rest of the Term based upon the same discount rate, plus (c) the cost of performing any other covenants to be performed by Tenant and plus (d) the cost of attorneys' fees and court costs incurred by the Landlord, if any, in enforcing the rights of the Landlord.

     D. If Landlord elects to terminate the Tenant's right to possession of the Premises only without terminating the Lease, Landlord shall be entitled to receive as damages (a) all Rental and other sums due and payable by Tenant on the date of the termination, plus (b) all Rental and other sums as such becomes due and payable thereafter for the rest of the Term, plus
     (c) the cost of performing any other covenants to be performed by Tenant and plus (d) the cost of attorneys' fees and court costs incurred by the Landlord, if any, in enforcing the rights of the Landlord.

     E. If the Landlord elects to terminate the Tenant's right to possession of the Premises and not terminate the Lease, the Landlord shall have the obligation to use reasonable efforts to relet the Premises. Landlord may relet all or any part of the Premises for such rental and upon such terms as shall be reasonably satisfactory to Landlord, including the right to relet the Premises for a term greater or lesser than that remaining on the Term of this Lease, and the right to relet the Premises as a part of a larger area or a smaller area, and the right to change the character or use made of the Premises. For the purpose of such reletting, Landlord may decorate or make any repairs, changes, cleaning, painting, alterations, or additions in or to the Premises, and may further pay customary leasing brokers' commissions, market rent concessions to a new tenant or tenants, and reasonable attorneys' fees that may be necessary to induce or procure the replacement tenant. If the Premises are relet and a sufficient sum shall not be realized from the collection of the rental of such reletting, after paying all the expenses of such reletting referred to hereinabove to satisfy the remaining Rental and other charges due from the Tenant for the remainder of the Term, Tenant shall pay to the Landlord on demand any such deficiency within ten (10) days after demand.

     F. Landlord shall use all reasonable efforts to secure a substitute tenant for the Premises to mitigate its damages arising out of Tenant's Events of Default; however, Landlord shall not be deemed to have failed to use such reasonable efforts by reason of the fact that Landlord has leased or sought to lease other vacant premises owned by Landlord (or Landlord's Beneficiaries), whether in the Building or in other properties, in preference to reletting the Premises.

     G. In the event of any incurred Event of Default hereunder by Tenant, including but not limited to, Tenant's failure to obtain insurance, make repairs, or satisfy lien claims, Landlord may immediately or at any time thereafter, with notice to the Tenant, cure the Event of Default for the account and at the expense of Tenant. If Landlord at any time, by reason of any Event of Default, is compelled to pay or elects to pay any sum of money or do any act which will require the payment of any sum of money, the sum or sums so paid by Landlord, with interest thereon at the rate of four percent (4%) in excess of the then current prime rate of interest from time to time charged by the First National Bank of Chicago per annum, or twelve percent (12%) per annum, whichever is greater, commencing on the date of payment thereof, shall be due and payable by the Tenant to the Landlord.

     H. If either the Landlord or Tenant are compelled to incur any expense in instituting or prosecuting any action or proceeding in law or in equity to enforce any of their rights and obligations hereunder, the expenses incurred, including but not limited to reasonable attorneys' fees and court costs, with interest thereon at the rate of four percent (4%) in excess of the then current prime rate of interest from time to time charged by the First National Bank of Chicago per annum, or twelve percent (12%) per annum whichever is greater, shall be due and payable from the losing party to the prevailing party. The Landlord and the Tenant each waive the right to a trial by jury in the event of any such action or proceeding in law or in equity.

     I. No remedy herein or otherwise conferred upon or reserved to Landlord shall be considered to exclude or suspend any other remedy, but the same shall be cumulative and shall be in addition to every other remedy given hereunder now or hereafter existing at law or in equity or by statute, and every power and remedy given by this Lease to Landlord may be exercised from time to time and as often as occasion may arise or as may be deemed expedient. No delay or omission of Landlord to exercise any right or power arising from any Event of Default shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or any acquiescence therein. No receipt of monies by Landlord from Tenant after the termination of this Lease, or the termination of Tenant's right of possession of the Premises, or after the giving of any notice, shall reinstate, continue or extend the Term or affect any notice given to Tenant prior to the receipt of such monies, it being agreed that after the service of any notices provided in this Section 22, or the commencement of a lawsuit or after final judgment for possession of the Premises, Landlord may receive and collect any Rental due, and the payment of said Rental shall not waive or affect said notice, suit, judgment or Landlord's rights hereunder. No remedy herein or otherwise conferred upon or reserved to Landlord shall be considered to exclude or suspend any other remedy, but the same shall be cumulative and shall be in addition to every other remedy given hereunder now or hereafter existing at law, or in equity, or by statute, and every power and remedy given by this Lease to Landlord may be exercised from time to time and as often as occasion may arise or as may be deemed expedient.

     J. The monthly installments of Rental are due on the 1st day of each month. Any other charges are due within ten (10) days of written notice thereof. All Rental and/or other sums due from Tenant to Landlord which are unpaid when due shall be assessed interest thereon at the rate of Four Percent (4%) in excess of the then current prime rate of interest from time to time charged by the First National Bank of Chicago per annum, or twelve percent (12%) per annum, whichever is greater, and said sum shall be due and payable by Tenant to Landlord.

     K. The provisions of this Section 22. shall survive the termination of this Lease.

     SECTION 23.  SURRENDER OF POSSESSION   Upon the termination of this Lease
and/or the Term for any reason whatsoever, or in the event of the Tenant vacating the Premises and stops paying Rental without approval by the Landlord, Tenant shall surrender possession of the Premises to Landlord in good condition and repair, reasonable wear and tear, and damage by fire or other casualty, excepted, and remove all its personal property and effects therefrom. If possession of the Premises is not immediately surrendered on the Termination Date, Landlord may forthwith re-enter the Premises and repossess itself thereof as of its former estate and remove all persons and effects therefrom, using such force as may be necessary, with due process of law, if necessary, without being deemed guilty of any manner of trespass or forcible entry or detainer. Without limiting the generality of the foregoing, Tenant agrees to remove on or before the Termination Date, the items of property, title to which is to remain in Tenant under the terms of Section 8. of this Lease. If Tenant shall fail or refuse to remove all such property from the Premises, Tenant shall be conclusively presumed to have abandoned the same, and title thereto shall thereupon pass to Landlord without any cost to Landlord either by set-off, credit, allowance, or otherwise, and Landlord shall be entitled to be reimbursed by Tenant for the cost of any removal or other expenses incurred by Landlord plus ten percent (10%).

     SECTION 24.  HOLDING OVER   If Tenants shall retain possession of the
Premises or any part thereof after the termination of this Lease, whether by lapse of time or otherwise, Tenants shall pay to Landlord one hundred and fifty percent (150%) of the amount of all forms of Rental then applicable for each month or portion thereof the Tenants remain in possession. Tenants shall also pay all consequential damages sustained by Landlord on account thereof including, but not limited to, loss of rental from prospective tenants for the Premises. The provisions of this Section 24. shall not operate as a waiver by Landlord of any right of re-entry hereinabove provided.

     SECTION 25.  BROKERAGE   The Tenant and Landlord warrant to each other that
the only brokers or agents they have dealt with, or had any contact with, in connection with this Lease are as follows:

     BKB Commercial, and its agent, Brian Borkan

     CB Richard Ellis, and its agent, Mark C. Smith.

The Landlord agrees to pay leasing commission arising out of this Lease and due to these two brokers. Both the Landlord and the Tenant agree to hold harmless and indemnify the other from and against any and all cost (including reasonable attorneys' fees), expense, or liability for any compensation, commissions, and charges claimed against them by any other undisclosed brokers or agents with respect to this Lease or the negotiation thereof.

     SECTION 26.  SUBORDINATION   From time to time before or after the
execution of this Lease, the Landlord may execute a mortgage, or trust deed in the nature of a mortgage, of Landlord's interest in the Building. In such event:

     A. This Lease and all rights of Tenant hereunder are subject and subordinate to any and all such mortgages or trust deeds, blanket or otherwise, which do now or may hereafter affect the Building, and to any and all renewals, modifications, consolidations, replacements and extensions thereof. It is the intention of the parties that this provision be self-operative and that no further instrument shall be required to effect such subordination of this Lease or the rights of the Tenant.
     Tenant shall, however, upon demand at any time or times, execute, acknowledge, and deliver to Landlord, without expense to Landlord, any and all instruments that may be necessary or proper, in the reasonable judgment of the Landlord, to subordinate this Lease, and all rights of Tenant hereunder to any such mortgage or trust deed or to confirm or evidence such subordination. Provided the Tenant is not in default of the terms of this Lease, said subordination shall not disturb the quiet enjoyment of the Leased Premises by the Tenant for the balance of the Term.

     B. Should such mortgage or trust deed be foreclosed, the liability of the Landlord, mortgagee, trustee or purchaser from such foreclosure sale, or the liability of a subsequent owner designated as Landlord under this Lease, shall exist only so long as such Landlord, trustee, mortgagee, purchaser or owner is the owner of the Building, and such liability shall not continue or survive as to liabilities arising after transfer of ownership.

     C. Landlord agrees promptly to notify Tenant of the placing of any mortgage or trust deed against the Building (said notice shall contain the name and address of the mortgagee), and Tenant agrees in the event of any act or omission by Landlord which would give Tenant the right to terminate this Lease, or to claim a partial or total eviction, Tenant shall not exercise any such rights until it has notified in writing the holder of any mortgage or trust deed which at the time shall be a lien on the Leased Premises, of such act or omission, and such holder shall be provided with a reasonable time to cure any such act or omission.

     D. Tenant covenants and agrees, in the event any proceedings are brought for the foreclosure of any such mortgage or trust deed, to attorn, without any deductions or set-offs whatsoever, to the purchaser upon any such foreclosure sale, if so requested to do, by such purchaser, and to recognize such purchaser as the Landlord under this Lease. Tenant agrees to execute and deliver, at any time and from time to time, upon the request of Landlord or any holder of such mortgage, or trust deed or such purchaser, any instrument which, in the reasonable judgment of such requesting party, may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment. However, in the event of such foreclosure the Tenant's right to possession and quiet enjoyment shall not be disturbed provided it is in full compliance with all the terms and conditions of this Lease and it has not committed an incurred Event of Default.

     E. Any reference herein to the words "foreclosure, foreclosure sale and/or foreclosure proceeding" shall be interpreted to include a conveyance by deed in lieu of foreclosure.

     SECTION 27.  ESTOPPEL CERTIFICATES   Tenant shall at any time and from time
to time, upon fifteen (15) days prior written notice from Landlord, execute, acknowledge, and deliver to Landlord, in the form attached hereto as Exhibit B, a written statement certifying (if true) that Tenant has accepted the Premises, that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), that the Landlord is not in default hereunder, the date to which Rental and other charges have been paid in advance, if any, and such other accurate certifications as may reasonably be required by Landlord or Landlord's mortgagee. It is intended that any such statement delivered pursuant to this Section 27. may be relied upon by any prospective purchaser or mortgagee of the Building, and their respective successors and assigns. The failure or refusal of Tenant to execute any such statement within fifteen (15) days after written notice by Landlord shall constitute a material Event of Default of this Lease in accordance with the provisions of
Section 22.

     SECTION 28.  NOTICES AND CONSENTS

     A. Whenever under this Lease a provision is made for notice of any kind (hereinafter referred to as "Notice"), the Notice shall be in writing, and signed by or on behalf of the party giving or making the Notice, and shall be given to the party at its address and/or fax number set forth below or such other address and/or fax number as the party may later specify for that purpose by Notice to the other party. Each Notice shall, for all purposes, be deemed given and received:

          1. If given by fax, when the fax is transmitted to the party's fax number specified below and confirmation of complete receipt is received by that transmitting party during normal business hours or on the next business day if not confirmed during normal business hours;

          2. If hand delivered to a party, when the copy of the Notice is receipted;

          3. If given by a nationally recognized and reputable overnight delivery service, the day on which the Notice is actually received by the party;

          4. If given by certified mail, return receipt requested, postage prepaid, two (2) business days after it is posted with the United States Postal Service, to the address of the party specified below.

     B. If any Notice is sent by fax, the transmitting party shall send a duplicate copy of the Notice to the other party by regular mail. In all events, however, any Notice sent by fax transmission shall govern all matters dealing with delivery of the Notice, including the date on which the Notice is deemed to have been received by the other party.

     C. The provisions above governing the date on which a Notice is deemed to have been received by a party to this Lease shall mean and refer to the date on which a party to this Lease, and not its counsel or other recipient to which a copy of the Notice may be sent, is deemed to have received the Notice.

     D. If Notice is tendered under the provisions of this Lease and is refused by the intended recipient of the Notice, the Notice shall nonetheless be considered to have been given and shall be effective as of the date of the refusal. The contrary notwithstanding, any Notice given to a party in a manner other than that provided in this Lease, that is actually received by that party, shall be effective with respect to said party on receipt of the Notice.

     E.   Notices shall be sent to the following addresses:
          To the Landlord:
               Lincoln Atrium Management Company
               59 West Seegers Road
               Arlington Heights, Illinois 60005
               Fax Number - 847-364-7772

          To the Tenant:

               Delphi Information Systems, Inc.
               3501 Algonquin Road
               Rolling Meadows, IL 60008
               Fax Number - 847-590-8280
               Attention: President

               and copy to: Attention: Chief Financial Officer at the same address

     SECTION 29.  AMERICANS WITH DISABILITIES ACT   Notwithstanding anything to
the contrary contained in this Lease, Landlord is and shall be solely responsible for ensuring that at the time of the Commencement Date, the Premises and the Building are in full compliance with Title III of the Americans With Disabilities Act (42 U.S.C. SS. 12101 et seq. - hereinafter referred to as "ADA"), and all regulations pursuant thereto (the "Regulations"). Landlord hereby indemnifies, saves, and holds harmless Tenant from and against any and all claims, demands, causes of action, suits, losses, costs, and expenses (including, without limitation, attorneys' fees and litigation costs), damages, penalties and fines asserted against, suffered or incurred by, Tenant in any way relating to or arising from, in whole or in part, an actual or asserted claim that the Premises or the Building (or any portion thereof), were in violation of the ADA or the Regulations as of the Commencement Date.

     SECTION 30.  CANCELLATION OPTION

          A. If the Tenant has not committed an uncured Event of Default beyond any applicable cure period on the date it exercises its option, the Tenant shall have the right to cancel and terminate this Lease effective on September 30, 2001, provided the Tenant pays to the Landlord in the amount of One Hundred Thousand Dollars ($100,000) ("First Cancellation Fee"). To exercise the rights provided for in this Section 30, the Tenant shall serve a written notice upon the Landlord on or before January 1, 2001; included with such written notice shall be a cashiers check in the full amount of the First Cancellation Fee. The exercise of this right of cancellation, shall not excuse the Tenant from the continued performance of all of its covenants and obligations provided for in this Lease until September 30, 2001. Provided the Tenant has not committed an incurred Event of Default and has timely paid the First Cancellation Fee, the Term of this Lease shall terminate on September 30, 2001, as if such date was the end of the Term as set forth in Section 1.

          B. Provided the Tenant has not exercised its option to cancel this Lease as of September 30, 2001, and provided the Tenant has not committed an uncured Event of Default beyond any applicable cure period on the date it exercises its option, the Tenant shall have the right to cancel and terminate this Lease effective on September 30, 2002, provided the Tenant pays to the Landlord in the amount of Fifty Thousand Dollars ($50,000) ("Second Cancellation Fee"). To exercise the rights provided for in this
     Section 30, the Tenant shall serve a written notice upon the Landlord on or before January 1, 2002; included with such written notice shall be a cashiers check in the full amount of the Second Cancellation Fee. The exercise of this right of cancellation, shall not excuse the Tenant from the continued performance of all of its covenants and obligations provided for in this Lease until September 30, 2002. Provided the Tenant has not committed an incurred Event of Default and has timely paid the First Cancellation Fee, the Term of this Lease shall terminate on September 30, 2002, as if such date was the end of the Term as set forth in Section 1.

     SECTION 31.  MISCELLANEOUS

     A. The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the Trustee owner at the time in question of the fee of Building, and in the event of any transfer or transfers of the title to such fee, provided such grantee assumes liability for the grantor's obligations under this Lease, Landlord herein named (and in case of any subsequent transfer or conveyances, the then grantor) shall be automatically freed and relieved, from and after the date of such transfer or conveyance, of all liability regarding the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed; provided that any funds in the hands of such Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee.

     B. The Tenant may not record this Lease or a memorandum thereof with the Recorder of Deeds of Cook County, without the written consent of the Landlord.

     C. Time is of the essence of this Lease, and all provisions herein relating thereto shall be strictly construed.

     D. Nothing contained herein shall be deemed or construed by the parties hereto nor by any third party as creating the relationship of principal or agent or of partnership, or of joint venture by the parties hereto, it being understood and agreed that no provisions contained in this Lease nor any act of the parties hereto shall be deemed to create any relationship other than the relationship of Landlord and Tenant.

     E. The captions of this Lease are for convenience only and are not to be construed as part of this Lease nor as defining or limiting in any way the scope or intent of the provisions hereof.

     F. If any term or provision of this Lease shall to any extent be held invalid or unenforceable, the remaining terms and provisions of this Lease shall not be affected thereby, but each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

     G. All of the covenants, agreements, conditions, and undertakings contained in this Lease shall extend and inure to and be binding upon the representatives, successors, and assigns of the respective parties hereto, the same as if they were in every case specifically named, and whenever in this Lease reference is made to either of the parties hereto, it shall be held to include and apply, wherever applicable, to the representatives, successors, and assigns of such party. Nothing herein contained shall be construed to grant or confer upon any person or persons, firm, corporation, or governmental authority, other than the parties hereto, their representatives, successors, and assigns, any right, claim, or privilege by virtue of any covenant, agreement, condition, or undertaking in this Lease contained.

     H. Submission of this Lease for examination or signature by Tenant does not constitute a reservation of or option for this Lease; it shall become effective as a Lease only upon execution and delivery by both Landlord and Tenant.

     I. No rights to light or air over any real estate, whether belonging to Landlord or any other party, are granted to Tenant by this Lease.

     J. This Lease shall be governed by and construed in accordance with the laws of the State of Illinois.

     K. Landlord shall have the right to apply payments received from Tenant pursuant to this Lease (regardless of Tenant's designation of such payments) to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord in its sole discretion may elect.

     L. This Lease and the Exhibits, attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions, and understandings between Landlord and Tenant concerning the Premises, and there are no covenants, promises, agreements, conditions, or understandings, either oral or written, between them other than as are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change, or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them. This Lease consists of the following:

          Lease of 28 Pages
          Exhibit A - Tenant Plans
          Exhibit B - Estoppel Certificate

     M. Notwithstanding anything contained herein to the contrary, Landlord shall remain responsible for, and shall indemnify and save Tenant harmless from and against any and all liability, damages, losses, claims, suits, and other costs (including reasonable attorneys' fees) arising out of, or connected with the presence on, in, or under the Building or the Premises, of any Hazardous Materials existing prior to the Commencement Date, or thereafter, resulting from any cause other than the Tenant, its agents, invitees, contractors, and/or employees, and/or its occupancy in, or use of, the Premises.

     O. The Tenant has been occupying the Premises since September 22, 1993 under a Lease Agreement with the Landlord dated April 7, 1993, and amended July 27, 1993 and June 15, 1995 (the "Old Lease"). The Tenant shall not be obligated under the terms and provisions of the Old Lease on and after the Commencement Date, however the Tenant shall remain obligated and liable under the Old Lease for any Rental and other amounts due or other obligations and liabilities which were due or accrued prior to the Commencement Date.

SECTION 32.  EXCULPATORY CLAUSE   This Lease is executed by Landlord, not
personally, but as trustee (hereinafter "Trustee") pursuant to a certain Trust Agreement dated August 27, 1982 and known as Trust Number 105272 (hereinafter "Trust Agreement"), in the exercise of the power and authority conferred upon and vested in it as Trustee, under the express direction of the Landlord's Beneficiaries, and subject to all provisions of the Trust Agreement, to which the Lease is expressly made subject. It is expressly understood and agreed that nothing in this Lease contained shall be construed as creating any liability whatsoever against the Trustee or Landlord's Beneficiaries, and in particular, without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained, to keep, preserve, or sequester any property of the Trust, and that all personal liability of the Trustee, and the Landlord's Beneficiaries, of every sort, if any, is hereby expressly waived by Tenant, and by every person now or hereafter claiming any right or security hereunder; and that so far as the parties hereto are concerned, the owner of any indebtedness or liability accruing hereunder shall look solely to the Trust Estate, which is the Building, subject to the provisions of the Trust Agreement, for the payment thereof. It is further understood and agreed that the Trustee has no agents or employees and merely holds a leasehold interest to the Building and has no control over the management thereof or the income therefrom and has no knowledge respecting rentals, leases, or other factual matter with respect to the Building, except as represented to it by the Landlord's Beneficiaries.

THE BALANCE OF THIS PAGE IS INTENTIONALLY OMITTED


THE SIGNATURE PAGE IS THE NEXT PAGE

IN WITNESS WHEREOF, Landlord and Tenant have executed and entered into three (3) duplicate originals of this Lease of twenty-eight (28) pages, this page included, the day and year above first written.

                    LANDLORD:
                    LA SALLE NATIONAL BANK, N.A., not individually but as Trustee aforesaid,



                    -----------------------------------------


                    TENANT:
                    DELPHI INFORMATION SYSTEMS, INC., a Delaware Corporation
ATTEST:


---------------     -----------------------------------------
Secretary           President

LANDLORD'S ACKNOWLEDGMENT
STATE OF ILLINOIS
COUNTY OF COOK

     I,         , a Notary Public in and for said Country, in the State
aforesaid, DO HEREBY CERTIFY THAT                  , personally known to me to
be a Vice President of LA SALLE NATIONAL BANK, N.A., and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as Vice President, and caused the corporate seal of said corporation to be affixed thereto, pursuant to authority given by the Trust Agreement, dated August 27, 1982 and known as Trust No. 105272, all by the direction of the beneficiaries thereof, for the uses and purposes therein set forth.

     Given under my hand and notarial seal this       day of September 1998.


                                                                   Notary Public

My commission expires                                      .



TENANT'S ACKNOWLEDGMENT

STATE OF ILLINOIS
COUNTY OF COOK

     I,               , a Notary Public in and for said County, in the State
aforesaid, DO HEREBY CERTIFY THAT                         personally known to me
to be that              President of DELPHI INFORMATION SYSTEMS, INC., a
Delaware Corporation, duly licensed to transact business in the State of
Illinois, and                         personally known to me to be the Secretary
of said Corporation, and personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that they signed and delivered the said instrument as President and Secretary of said Corporation, and caused the Corporate Seal to be affixed thereto, pursuant to authority given by the Board of Directors of said Corporation, as their free and voluntary act and as the free and voluntary act and deed of said Corporation, for the uses and purposes therein set forth.

       Given under my hand and notarial seal this       day of September 1998.


                                                                   Notary Public

My Commission expires:                                  .

ESTOPPEL CERTIFICATE


     The undersigned, DELPHI INFORMATION SYSTEMS, INC., a Delaware Corporation, hereby certifies that it is the Tenant under a certain Lease Agreement dated the day of September, 1998 with La Salle National Bank, N.A., as Trustee under Trust Agreement dated August 27, 1982, and known as Trust No. 105272, as the Landlord, which Lease Agreement leases to Tenant 20,686 square feet on the 5th floor (hereinafter referred to as Premises) at 3501 Algonquin Road, Rolling Meadows, Illinois 60008, in an office building known as Crossroads of Commerce III.

     The Tenant hereby further certifies as to the following:

     1. That the Lease is in full force and effect and has not been modified, altered or amended;

     2.   That possession of the Premises has been accepted by the Tenant;

     3. That the Term of the Lease commenced on October 1, 1998 and terminates on September 30, 2003;

     4.   That the Rentable Square Feet of the Premises is 20,686;

     5. That the Base Rent payable by the Tenant for the entire Term is $1,344,590.04 payable as follows:

     10/1/98 to 9/30/99 - 12 installments of $20,686.00
     10/1/99 to 9/30/00 - 12 installments of $21,547.92
     10/1/00 to 9/30/01 - 12 installments of $22,409.83
     10/1/01 to 9/30/02 - 12 installments of $23,271.75
     10/1/02 to 9/30/03 - 12 installments of $24,133.67

     6. That the Tenant has accepted, and is in possession, of the Premises; that any Tenant Improvements to the Premises, required by the terms of the Lease to be made by the Landlord, have been completed to the satisfaction of the Tenant;

     7. That there are no payments, credits or concessions required to be made or granted by Landlord to Tenant in connection with the Lease, so that the Landlord has no obligations or liabilities with respect thereto;

     8. That no Rental due under the Lease has been paid more than thirty (30) days in advance of the date hereof;

     9. That the Lease, the Premises or any portion thereof, have not been assigned or sublet, by operation of law or otherwise;

     10. That there has been no default under the Lease, by either the Tenant or the Landlord, and that no event has occurred which, with the giving of notices, or the passage of time, or both, could result in a default under the Lease;

     11. That the Tenant, as of the date hereof, does not have any charge, claim, lien, or right of set-off, under the Lease and/or against the Landlord;

     12. That there are no agreements between the Landlord and the Tenant other than is stated and provided in the Lease and its Exhibits;

     13. That the Tenant has no claim or right with respect to the Premises and/or Crossroads of Commerce III other than those rights set forth in the Lease;

     14.  That exceptions to the above statements are set forth hereinafter:
(If none, state none) __________________________________________  and

     15. That this Certificate is being made to _________________________ _________________________________________________________________________and
said party may rely on the truthfulness of the statements set forth herein.


This Certificate of Tenant is dated this       day of            .


                    TENANT:
                    DELPHI INFORMATION SYSTEMS, INC., a Delaware Corporation
ATTEST:


---------------     -----------------------------------------
Secretary           President